AMENDMENT NO. 1

         This AMENDMENT NO. 1 (this "Amendment"), dated as of September 30, 1998, is by and among HVIDE MARINE INCORPORATED (the "Borrower"), the Guarantors party to the Credit Agreement referred to below (the "Guarantors"), CITIBANK, N.A., as Administrative Agent (the "Administrative Agent"), BANKBOSTON, N.A., as Documentation Agent (the "Documentation Agent" and together with the Administrative Agent, the "Agents"), and the lending institutions party to the Credit Agreement referred to below (collectively, the "Banks").

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agents are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 12, 1998 (the "Credit Agreement"), pursuant to which the Agents and the Banks, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrower; and

         WHEREAS, the Borrower and the Guarantors have requested that the Banks and the Agents agree to amend certain provisions of the Credit Agreement; and

         WHEREAS, the Banks and the Agents have agreed, subject to the satisfaction of the conditions precedent set forth herein, to so amend the Credit Agreement;

         WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         NOW, THEREFORE, the Borrower, the Guarantors, the Banks and the Agents hereby agree as follows:

         ss.1.      Amendments to the Credit  Agreement.  Subject to the
satisfaction of the conditions precedent set forth in ss.4 hereof, the Credit Agreement is hereby amended as follows:

         ss.1.1     Definitions.

         (a) Section 1.1. of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" set forth therein and substituting in lieu thereof the following new definition:

                  "Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next
         Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable percentage set forth below with respect to the Leverage Ratio, determined on a Pro Forma Basis as of the end of the fiscal quarter of the Borrower immediately preceding the date of the Compliance Certificate relating to such Adjustment Date:


----------- -- ------------------------------------------- -------------- ----------------- --------------------

                                                               Base          Eurodollar         Commitment
Level                        Leverage Ratio                 Rate Loans       Rate Loans             Fee
----------- -- ------------------------------------------- -------------- ----------------- --------------------
----------- -- ------------------------------------------- -------------- ----------------- --------------------
----------- -- ------------------------------------------- -------------- ----------------- --------------------
----------- -- ------------------------------------------- -------------- ----------------- --------------------
I              Greater than 4.00 to 1.00                       1.00%           2.00%               0.40%
----------- -- ------------------------------------------- -------------- ----------------- --------------------
----------- -- ------------------------------------------- -------------- ----------------- --------------------

----------- -- ------------------------------------------- -------------- ----------------- --------------------
----------- -- ------------------------------------------- -------------- ----------------- --------------------
II             Less than or equal to 4.00 to 1.00 and          0.75%           1.75%               0.40%
               greater than or equal to 3.50 to 1.00
----------- -- ------------------------------------------- -------------- ----------------- --------------------
----------- -- ------------------------------------------- -------------- ----------------- --------------------

----------- -- ------------------------------------------- -------------- ----------------- --------------------
----------- -- ------------------------------------------- -------------- ----------------- --------------------
III            Less than 3.50 to 1.00 and greater than         0.50%           1.50%               0.40%
               or equal to 3.00 to 1.00
----------- -- ------------------------------------------- -------------- ----------------- --------------------
----------- -- ------------------------------------------- -------------- ----------------- --------------------

----------- -- ------------------------------------------- -------------- ----------------- --------------------
----------- -- ------------------------------------------- -------------- ----------------- --------------------
IV             Less than 3.00 to 1.00 and greater than         0.25%           1.25%               0.40%
               or equal to 2.25 to 1.00
----------- -- ------------------------------------------- -------------- ----------------- --------------------
----------- -- ------------------------------------------- -------------- ----------------- --------------------

----------- -- ------------------------------------------- -------------- ----------------- --------------------
----------- -- ------------------------------------------- -------------- ----------------- --------------------
V              Less than 2.25 to 1.00 and greater than         0.25%           1.00%               0.40%
               or equal to 1.50 to 1.00
----------- -- ------------------------------------------- -------------- ----------------- --------------------
----------- -- ------------------------------------------- -------------- ----------------- --------------------

----------- -- ------------------------------------------- -------------- ----------------- --------------------
----------- -- ------------------------------------------- -------------- ----------------- --------------------
VI             Less than 1.50 to 1.00                          0.25%           0.75%               0.40%
----------- -- ------------------------------------------- -------------- ----------------- --------------------

         Notwithstanding the foregoing, (i) if the Borrower fails to deliver any Compliance Certificate pursuant to ss.11.4(d) hereof, then for the period commencing on the date such Compliance Certificate was due through the date immediately preceding the Adjustment Date that occurs immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be that percentage corresponding to Level I in the table above, and (ii) subject to the provisions of the preceding clause (i), for purposes of calculating the commitment fee payable pursuant to ss.2.9, the commitment fee on the Restricted Amount (defined below) shall be equal to 0.25%. As used herein, the "Restricted Amount" at any time shall mean the amount equal to $175,000,000 minus the Available Commitment at such time.".

         (b) The definition of "Subsidiary" set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following new text immediately before the period at the end of such definition: "provided that Lightship Tanker Holdings, LLC, Hvide Aker Holdings, LLC, and Hvide Aker Chartering I, LLC and their respective Subsidiaries, shall not be considered Subsidiaries of the Borrower hereunder."

         (c) The definition of "Consolidated EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the text "income taxes paid" from the fifth line of such definition and substituting in lieu thereof the text "income tax expense".

         (d) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions therein in the correct alphabetical sequence:

                 "Available Commitment. $150,000,000; provided that in the event that the Leverage Ratio, determined as of the end of any fiscal quarter and as demonstrated by a Compliance Certificate delivered pursuant to
        Section 11.4(d), is less than 3.0:1.0, the Available Commitment shall, commencing on the Adjustment Date corresponding to such Compliance Certificate, be an amount equal to $175,000,000. In addition, in the event that the Borrower prepays the Term Loan pursuant to Section 4.6(i) with the Net Cash Proceeds received from a Specified Sale Leaseback, the Available Commitment shall be increased by an amount equal to the amount of the Term Loan so prepaid; provided that no increase in the Available Commitment pursuant to this sentence shall (A) be effective prior to March 1, 1999 or (B) result in an increase of the Available Commitment to an amount in excess of $166,000,000."

                 "Capital Assets. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles."

                 "Capital Expenditures. Amounts paid or Indebtedness incurred by the Borrower or any of its Subsidiaries in connection with the purchase, lease, improvement, maintenance, or repair by the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles."

     "Existing Fleet Capital Expenditures. Capital Expenditures incurred in connection with the maintenance, repair and equipping of Vessels and facilities used in connection with the maintenance, repair and equipping of vessels, and the replacement of Vessels which are subject to a total casualty loss."

     "Investment Capital Expenditures. Capital Expenditures incurred in connection with the construction and completion of Vessels to be delivered to the Borrower or one of its Subsidiaries and which are, as of September 30, 1998, under construction."

                 "Net Cash Proceeds. With respect to any sale of assets, the cash proceeds received from such sale, net of all reasonable costs of sale and taxes paid or payable as a result thereof by the Borrower and its Subsidiaries, and with respect to the incurrence of any Indebtedness, the cash proceeds received from such incurrence, net of all reasonable costs thereof and reasonable fees and all expenses payable in connection therewith by the Borrower and its Subsidiaries."

                 "Specified Sale Leaseback. A sale leaseback transaction permitted pursuant to Section 12.6 hereof entered into by the Borrower or one of its Subsidiaries relating to the Vessel Seabulk Arizona, Official Number 1066216, or the Vessel Seabulk Wisconsin, Official Number 1069832"

         (e) The definition of "Permitted Acquisition" set forth in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the period occurring at the end of paragraph (c) thereof following the word "hereunder" and substituting in lieu thereof the text: "; and" and (ii) inserting the following new paragraph (d) at the end of such definition:

     "(d) the Capital Expenditures relating to such acquisition are permitted pursuant to Section 13.6 hereof."

         (f) The definition of "Security Agreements" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the text "and those Guarantors owning Vessels which, pursuant to ss.9 hereof, are subject to a perfected first priority mortgage in favor of the Documentation Agent" and substituting in lieu thereof the text "the Guarantors".

         ss.1.2 Commitment to Lend. Section 2.1 of the Credit Agreement is hereby amended by inserting the text "the lesser of the Available Commitment and" immediately after the word "exceed" occurring in the fifteenth line thereof.

         ss.1.3 Mandatory Repayments of Revolving Credit Loans. Section 3.2 of the Credit Agreement is hereby amended by (i) inserting the text "the lesser of the Available Commitment and" immediately after the word "exceeds" occurring in the fourth line thereof and (ii) inserting the following sentence at the end of such Section: "In addition, the Borrower shall, immediately upon the receipt thereof, prepay the outstanding Revolving Credit Loans in an amount equal to the Net Cash Proceeds of additional Indebtedness incurred by the Borrower and its Subsidiaries which is permitted pursuant to Section 12.1(c) hereof and which is secured by a lien that is permitted under the Senior Note Indenture pursuant to clause (i) of the definition of "Permitted Liens" contained in the Senior Note Indenture.".

     ss.1.4 Commitment to Issue Letters of Credit. Section 5.1.1. of the Credit Agreement is hereby amended by inserting the text "the lesser of the Available Commitment and" immediately after the word "exceed" occurring in the last line thereof.

     ss.1.5 Mandatory Prepayments of Term Loan. The Credit Agreement is hereby further amended by inserting the following new Section 4.6 thereto in the correct numerical order:

                  "4.6. Mandatory Prepayments of Term Loan. The Borrower shall prepay the Term Loan in an amount equal to the Net Cash Proceeds received by the Borrower and its Subsidiaries from (i) sales of assets pursuant to Section 12.5.2., and (ii) additional Indebtedness incurred pursuant to Section 12.1(c) or (g); provided that, the Net Cash Proceeds from Indebtedness incurred by the Borrower and its Subsidiaries which is secured by a lien that is permitted under the Senior Note Indenture pursuant to clause (i) of the definition of "Permitted Liens" contained in the Senior Note Indenture will be applied to repay outstanding Revolving Credit Loans pursuant to Section
         3.2. Prepayments of the Term Loan pursuant to this Section 4.6 shall be made contemporaneously with the receipt of such Net Cash Proceeds by the Borrower or such Subsidiary and shall be applied pro rata to the remaining scheduled installment payments of the Term Loan; provided that, prepayments of the Term Loan pursuant to this Section 4.6 made with the proceeds of a Specified Sale Leaseback shall be applied to the remaining scheduled installment payments of the Term Loan in the inverse order of maturity."

     ss.1.6 Collateral Security and Guarantees. (a) Section 9(a) of the Credit Agreement is hereby amended by inserting the following text immediately before the period occurring at the end of such Section: "or (iii) any of the Subsidiaries listed on Schedule 9(a) hereto".

         (b) The Credit Agreement is hereby further amended by deleting Section 9(b)(ii) thereof in its entirety and substituting in lieu thereof the following new text: "(ii) in substantially all of the other assets, whether now owned or hereafter acquired (other than the vessels subject to a Specified Sale Leaseback, the revenues arising out of the operation thereof, and the proceeds of such vessels and such revenues) of the Borrower and its Subsidiaries, pursuant to the terms of the Security Documents, and".

         (c) The Credit Agreement is hereby further amended by deleting the text "which owns a Vessel which is subject to a Vessel Mortgage" from Section 9(b)(iii) thereof and substituting in lieu thereof the text: "of the Borrower, other than those Subsidiaries set forth on Schedule 9(b) hereto".

         (d) The Credit Agreement is hereby further amended by adding the following new Section 9(c) thereto in the correct numerical location:

                  "(c) The parties hereto agree that, in connection with (i) any sale leaseback transaction which is permitted pursuant to Section 12.6,
         (ii) the incurrence by the Borrower and its Subsidiaries of additional Indebtedness which is permitted pursuant to Section 12.1(c), or (iii) the sale of assets by the Borrower and its Subsidiaries pursuant to
         Section 12.5.2., and provided that (x) the Borrower shall, contemporaneously with the receipt thereof, apply the Net Cash Proceeds of such sale leaseback transaction, incurrence of Indebtedness, or sale of assets to the prepayment of the Loans as required pursuant to Sections 4.6 and Section 3.2, and (y) no Default or Event of Default shall then exist, the Documentation Agent shall release its lien on the asset(s) subject to such sale leaseback or asset sale, or which have been acquired with the proceeds of such additional Indebtedness, and the revenues arising out of the operation thereof, and the proceeds of such assets and such revenues."

     ss.1.7 Concerning the Vessels. Section 10.19 of the Credit Agreement is hereby amended by inserting the following text immediately after the word "Vessel" occurring in the second line thereof: "which is subject to a Vessel Mortgage".

         ss.1.8 Financial Statements, Certificates and Information. Section 11.4 of the Credit Agreement is hereby amended by (a) inserting the text "after the end of each of the fiscal quarters of the Borrower" immediately after the word "practicable" occurring in the first line of paragraph (b) thereof, (b) deleting the text "forty-five (45) days after the end of each of the fiscal quarters of the Borrower" set forth in paragraph (b) thereof and substituting in lieu thereof the text "February 5, in the case of each fiscal quarter ending on December 31, May 5, in the case of each fiscal quarter ending on March 31, August 5, in the case of each fiscal quarter ending on June 30, and November 5, in the case of each fiscal quarter ending on September 30", (c) deleting the text "; and" occurring at the end of paragraph (g) thereof and substituting in lieu thereof the text: "(it being understood that the Agents may, upon notice to the Borrower, obtain such appraisals and that the cost of all such appraisals will be paid by the Borrower);", (d) deleting the period occurring at the end of paragraph (h) thereof and substituting in lieu thereof the text: "; and", and
(e) inserting the following new paragraph (i) at the end of such Section:

                  "(i) as soon as  practicable,  but in any event within  thirty
         (30) days after the end of each month in each fiscal year of the Borrower, a consolidated thirteen (13) week rolling cash flow forecast of the Borrower and its Subsidiaries in form and substance satisfactory to the Agents."

         ss.1.9 Collateral Valuation. Section 11.15 of the Credit Agreement is hereby amended by (a) deleting the date "March 15, 1998" set forth in the second line of such Section and substituting in lieu thereof the date "November 30, 1998", (b) deleting the amount "$400,000,000" set forth in the last line of such Section and substituting in lieu thereof the amount "$600,000,000" and (c) inserting the following new text immediately after the period at the end of such
Section: "It is agreed that the Agents may, upon notice to the Borrower, obtain such appraisals and that the cost of all such appraisals will be paid by the Borrower.".

     ss.1.10 Restrictions on Indebtedness. Section 12.1 of the Credit Agreement is hereby amended by

         (a) deleting paragraph (c) thereof and substituting in lieu thereof the following new paragraph (c):

                  (c) Indebtedness (x) incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrower or such Subsidiary, (y) under any Capitalized Lease, or
         (z) or in respect of any operating lease which is entered into by the Borrower or any of its Subsidiaries in connection with any sale-leaseback transaction pursuant to Section 12.6, provided that (i) the aggregate principal amount of such Indebtedness of the Borrower and its Subsidiaries shall not exceed the aggregate amount of $100,000,000 at any one time, (ii) immediately after the incurrence of such Indebtedness, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, and (iii) the Net Cash Proceeds of such Indebtedness are used to prepay the Term Loan in accordance with Section 4.6 or, in the case of Indebtedness which is secured by a lien that is permitted under the Senior Note Indenture pursuant to clause (i) of the definition of "Permitted Liens" contained in the Senior Note Indenture, to repay outstanding Revolving Credit Loans pursuant to Section 3.2;",

     (b) deleting the amount "$350,000,000 set forth in paragraph (f) thereof and substituting in lieu thereof the amount "$300,000,000", and

         (c) adding the following new text immediately before the period occurring at the end of paragraph (g) of such Section: "and the Net Cash Proceeds of such Indebtedness are used to prepay the Term Loan in accordance with Section 4.6".

     ss.1.11 Restrictions on Liens. Section 12.2 of the Credit Agreement is hereby amended by adding the following new text immediately after the words "Capitalized Leases" occurring in paragraph (h) thereof: "or operating leases".

         ss.1.12 Restrictions on Investments. Section 12.3 of the Credit Agreement is hereby amended by (a) deleting the word "and" occurring at the end of paragraph (h) of such Section, (b) deleting the period occurring at the end of paragraph (i) of such Section and substituting in lieu thereof the text "; and", and (c) adding the following new paragraph (j) at the end of such Section:

                  "(j) Investments by the Borrower and its Subsidiaries consisting of the purchase of up to either (i) 32.32% of the equity interests of Lightship Limited Partner Holdings, LLC or (ii) 25% of the equity interests of each of Lightship Tankers I LLC, Lightship Tankers II LLC, Lightship Tankers III LLC, Lightship Tankers IV LLC, or Lightship Tankers V LLC, in each case on or before December 31, 1999; provided that (i) prior to the making of such Investment, the Borrower and/or one of its Subsidiaries has received Net Cash Proceeds from the sale of equity interests in Lightship Partners, L.P. which exceed the consideration paid and payable for such Investment and (ii) the making of such Investment does not result in the Borrower and its Subsidiaries owning more than 49.99% of the equity interests of each of Lightship Tankers I LLC, Lightship Tankers II LLC, Lightship Tankers III LLC, Lightship Tankers IV LLC, and Lightship Tankers V LLC."

     ss.1.13 Distributions. The Credit Agreement is hereby further amended by deleting Section 12.4(a) thereof in its entirety and substituting in lieu thereof the following new Section 12.4(a): "(a) The Borrower will not make any Distributions.".

         ss.1.14 Mergers and Acquisitions. The Credit Agreement is hereby further amended by (a) deleting the word "and" occurring in the twelfth line thereof and substituting in lieu thereof a comma, (b) inserting the words "(other than vessels)" immediately after the word "assets" occurring in the penultimate line of Section 12.5.1, and (c) inserting the following new text immediately before the period occurring at the end of such Section: ", and (iii) the acquisition described on Schedule 12.5.1 hereto".

         ss.1.15 Disposition of Assets. Section 12.5.2 of the Credit Agreement is hereby amended by deleting paragraph (c) thereof (including the proviso set forth at the end of such Section) and substituting in lieu thereof the following new text: "(c) the sale of assets by the Borrower and its Subsidiaries not otherwise permitted pursuant to the foregoing clauses of this Section 12.5.2 (including, without limitation, a sale of assets pursuant to a sale leaseback transaction which is permitted pursuant to Section 12.6); provided that (i) each such sale is made to a third party which is not an Affiliate of the Borrower,
(ii) as consideration for such sale, the Borrower receives cash in an amount not less than the fair market value of such assets, and (iii) in the event that the Borrower and/or its Subsidiaries sell, transfer or otherwise dispose of assets with an aggregate fair market value in excess of an aggregate of $5,000,000 in any period of twelve (12) consecutive calendar months, the Borrower shall apply the Net Cash Proceeds in excess of $5,000,000 received from all such sales, transfers or other dispositions to the prepayment of the Term Loan in accordance with Section 4.6."

         ss.1.16 Sale and Leaseback. Section 12.6 of the Credit Agreement is hereby amended by adding the following new text immediately before the period occurring at the end of such Section: "provided that the Borrower and its Subsidiaries may enter into such a sale and leaseback transaction with respect to any Vessel so long as (i) the Indebtedness incurred with such transaction is permitted pursuant to Section 12.1(c) hereof, (ii) the Net Cash Proceeds received from such transaction are used to prepay the Term Loan in accordance with Section 4.6 hereof, (iii) the sale of such Vessel is to a third party which is not an Affiliate of the Borrower and for fair market value, (iv) after giving effect of such transaction the Borrower would be in compliance with the borrowing limitations set forth in Section 2.1 and Section 13.4, and (v) immediately before and immediately after, and after giving effect to such transaction, no Default or Event of Default shall then exist and be continuing."

     ss.1.17 Leverage Ratio. The Credit Agreement is hereby further amended by deleting Section 13.1 thereof in its entirety and substituting in lieu thereof the following new Section 13.1:

                  "13.1 Leverage Ratio. The Borrower will not permit the Leverage Ratio, determined on a Pro Forma Basis at the end of each fiscal quarter of the Borrower set forth in the table below, to exceed the ratio set forth opposite such fiscal quarter in such table:

                        Fiscal Quarter Ending                     Maximum Ratio
             9/30/98 and 12/31/98                                     4.8:1
             3/31/99                                                  5.1:1
             6/30/99 and 9/30/99                                      5.5:1
             12/31/99                                                 5.4:1
             3/31/00 and thereafter                                   4.0:1"

         ss.1.18 Debt Service  Coverage  Ratio.  The Credit  Agreement is hereby
further   amended  by  deleting   Section  13.2  thereof  in  its  entirety  and
substituting in lieu thereof the following new Section 13.2:

                  "13.2 Debt Service Coverage Ratio. The Borrower will not permit the Debt Service Coverage Ratio, determined on a Pro Forma Basis at the end of each fiscal quarter of the Borrower set forth in the table below, to be less than the ratio set forth opposite such fiscal quarter in such table:

                  Fiscal Quarter Ending                          Minimum Ratio
       9/30/98                                                       3.0:1
       12/31/98                                                      2.8:1
       3/31/99                                                       2.5:1
       6/30/99, 9/30/99 and 12/31/99                                 2.3:1
       3/31/00 and thereafter                                        3.0:1"

         ss.1.19 Indebtedness to Net Worth Ratio. The Credit Agreement is hereby
further   amended  by  deleting   Section  13.3  thereof  in  its  entirety  and
substituting in lieu thereof the following new Section 13.3:

                  "13.3 Indebtedness to Net Worth Ratio. The Borrower will not permit the ratio of (a) Consolidated Total Indebtedness to (b) Consolidated Net Worth, at any time during a fiscal quarter of the Borrower set forth in the table below, to be greater than the ratio set forth opposite such fiscal quarter in such table:

                    Fiscal Quarter Ending                          Maximum Ratio
         9/30/98                                                       2.25:1
         12/31/98, 3/31/99 and 6/30/99                                 1.8:1
         9/30/99 and thereafter                                       1.75:1"

     ss.1.20 Collateral Coverage Ratio. Section 13.4 of the Credit Agreement is hereby amended by deleting the ratio "1.25:1.00" set forth therein and substituting in lieu thereof the ratio "1.80:1.00".

         ss.1.21 Minimum Consolidated EBITDA. The Credit Agreement is hereby further amended by adding the following new Section 13.5 thereto in the correct numerical sequence:

                  "13.5. Minimum Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA, determined at the end of each fiscal quarter set forth in the table below for the period of the two fiscal quarters ended on such date (other than for the fiscal quarter ending on December 31, 1998, in which case Consolidated EBITDA shall be determined for the one fiscal quarter ending on such date), to be less than the amount set forth opposite such fiscal quarter in such table:

                Fiscal Quarter Ending                         Minimum EBITDA
   12/31/98                                                    $28,000,000
   3/31/99                                                     $56,500,000
   6/30/99 and 9/30/99                                         $57,500,000
   12/31/99 and for each fiscal quarter ending                 $56,500,000"
   thereafter

     ss.1.22 Capital Expenditures. The Credit Agreement is hereby further amended by adding the following new Section 13.6 thereto in the correct numerical sequence:

                  "13.6. Capital Expenditures. The Borrower will not make, and will not permit its Subsidiaries to make, any Capital Expenditures other than (a) during fiscal year 1998, Capital Expenditures in an aggregate amount not to exceed the amount set forth in the Arthur Anderson LLP Earnings Model for the Borrower dated October 26, 1998 and delivered to the Banks, (b) commencing with fiscal year 1999 and for each fiscal year thereafter, Existing Fleet Capital Expenditures in an aggregate amount not to exceed in any one fiscal year $40,000,000 (net of Existing Fleet Capital Expenditures which are made with insurance proceeds received by the Borrower or its Subsidiaries from a casualty or loss), and (c) during any fiscal year set forth in the table below, Investment Capital Expenditures in an aggregate amount not to exceed the amount set forth opposite such fiscal year in such table:

                           Fiscal Year                        Maximum Investment
                              Capital Expenditures

                           1999                               $30,000,000
                           2000 and each
                           fiscal year ending thereafter      $10,000,000"

         ss.1.23 Consents, Amendments, Waivers, Etc. Section 29 of the Credit Agreement is hereby amended by (i) deleting the following text from such
Section: "the rate of interest on the Notes (other than interest accruing pursuant to ss.8.9.2 following the effective date of any waiver by the Required Banks of the Default or Event of Default relating thereto),", (ii) deleting the following text from such Section ", and the amount of commitment fee or Letter of Credit Fees", and (iii) substituting the following new text immediately after the word "changed" occurring in the sixteenth line thereof: ", and the rate of interest on the Notes (other than interest accruing pursuant to ss.8.9.2 following the effective date of any waiver by the Required Banks of the Default or Event of Default relating thereto) and the amount of commitment fee or Letter of Credit fees hereunder may not be reduced,".

         ss.1.24  Schedules.  The Credit  Agreement is hereby further amended by
(i) adding Schedule 9(a), Schedule 9(b) and Schedule 12.5.1 hereto as Schedules to the Credit Agreement and (ii) deleting Schedule 10.18, Schedule 10.19 and
Schedule 12.3 to the Credit Agreement and substituting in lieu thereof, respectively, revised Schedule 10.18, Schedule 10.19 and Schedule 12.3 hereto.

     ss.2. Representations and Warranties. The Borrower and each of the Guarantors represent and warrant to the Banks and the Agents as follows:

         (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower and each of the Guarantors contained in the Credit Agreement, as amended hereby, (a) were true and correct in all material respects when made, and (b) except to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

         (b) Authority, Etc. The execution and delivery by the Borrower and each of the Guarantors of this Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Amendment and the Credit Agreement as amended hereby (i) are within the corporate or limited partnership, as the case may be, authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate or limited partnership proceedings or actions, as the case may be, by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of the corporate charter, by-laws or partnership agreement of, or any agreement or other instrument binding upon, the Borrower or any of the Guarantors.

         (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms. After giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement.

         ss.3.      Affirmation of Borrower and the Guarantors.

         (a) The Borrower hereby affirms its absolute and unconditional promise to pay to each Bank and the Agents the Obligations under the Notes and the Credit Agreement as amended hereby, at the times and in the amounts provided for therein.

         (b) Each of the Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each of the Guarantors hereby reaffirms its absolute and unconditional guaranty of the Borrower's payment and performance of the Obligations under the Credit Agreement as amended hereby.

     ss.4. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent, on or before November 13, 1998 (each of the following to be in form and substance satisfactory to the Agents):

         (i) receipt by the Agents of an original counterpart signature to this Amendment, duly executed and delivered by the Borrower, each of the Guarantors, the Banks and the Agents;

         (ii) receipt by the Agents of original copies of (a) a Guaranty, (b) a Security Agreement, (c) a Perfection Certificate, and (d) UCC financing statements from each of the Subsidiaries of the Borrower listed on Annex A hereto (the "Additional Guarantors");

         (iii) receipt by the Documentation Agent of a fully executed mortgage on each of the Vessels listed on Annex B hereto;

         (iv) receipt by the Documentation Agent of certificates representing one hundred percent (100%) (or, in the case of non-wholly-owned Subsidiaries, such lower percentage as is owned by the Borrower and its Subsidiaries) of the capital stock or other equity interests of each of the Persons listed on Annex C hereto, together with stock transfer powers or other appropriate transfer powers for each of such certificates, duly executed in blank;

         (v) receipt by the Documentation Agent of a Stock Pledge Agreement executed by each pledgor and pledgee of the capital stock and other equity interests listed on Annex C hereto;

         (vi) receipt by the Documentation Agent of amendments to the existing Security Agreements, executed by the Borrower and the Guarantors (other than the Additional Guarantors), together with UCC-3 financing statements relating to the existing financing statements on file against such Persons in favor of the Documentation Agent, such amendments and financing statements to grant and perfect a security interest in favor of the Documentation Agent, for the benefit of the Banks and the Agents, in substantially all of the assets of the Borrower and each such Guarantor;

         (vii) receipt by the Documentation Agent of appropriate corporate or limited partnership authority documentation for the Borrower and each of the Guarantors, including copies (to the extent not already furnished to the Documentation Agent) of each such Person's organizational documents, bylaws, if any, and resolutions authorizing the transactions contemplated by this Amendment;

         (viii) receipt by the Agents of one or more legal opinions from United States counsel to the Borrower and the Guarantors covering the authorization, execution, delivery and enforceability of this Amendment;

         (ix) receipt by the Administrative Agent, for the pro rata account of each Bank, of an amendment fee in an amount for each such Bank equal to one-eighth of one percent (0.125%) of such Bank's Total Commitment;

         (x) receipt by the Agents of a fully-executed copy of the letter agreement (the "Letter Agreement") to be entered into among the Borrower and the Agents and receipt by the Agents, for their own account, of the fees payable pursuant to the Letter Agreement; and

         (xi) payment by the Borrower of the legal, appraisal, and out-of-pocket fees and expenses of the Agents incurred in connection with the preparation and negotiation of this Amendment, and the Agents' collateral appraisal of the Borrower and its Subsidiaries, in each case, to the extent that invoices for the same have been presented to the Borrower.

         ss.5. Covenants of the Borrower and the Guarantors. As an inducement to the Banks and the Agents to enter into this Amendment, each of the Borrower and the Guarantors hereby covenants and agrees that they shall, on or before November 30, 1998, (i) deliver to the Agents appraisals of each of the Vessels listed on Annex B hereto, (ii) take all such steps and execute all such documents as the Agents shall request in order to grant to the Documentation Agent, for the benefit of the Banks and the Agents, a perfected first-priority mortgage on each of the Vessels listed on Annex B hereto such that the Documentation Agent shall have a perfected, first-priority mortgage on Vessels with a fair market value (as determined pursuant to appraisals as shall be in form and substance satisfactory to the Agents) of not less than $600,000,000, and (iii) to the extent not already delivered pursuant to Section 4(viii) above, deliver to the Agents one or more legal opinions from counsel to the Agents or the Borrower and the Guarantors covering the transactions contemplated by this Amendment, including, with respect to the perfection of the Documentation Agent's security interest in the additional Collateral to be granted pursuant to
Section 4 and this Section 5. In addition, the Borrower covenants and agrees that it shall comply with the provisions of the Letter Agreement. In addition, the Borrower agrees that it shall, on or before November 30, 1998, deliver all of the documents and instruments set forth on Annex D hereto (the Banks hereby agreeing that this Amendment shall be effective as of the date hereof pursuant to Section 4 hereof notwithstanding that such items have not been delivered by November 13, 1998). The Borrower and the Guarantors agree that the failure to perform or observe the covenants set forth in this Section 5 shall constitute a Default and an Event of Default under the Credit Agreement.

         ss.6. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         (e) The Borrower hereby agrees to pay to the Agents, on demand by the Agents, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agents in connection with the preparation of this Amendment (including reasonable legal fees and expenses).

                           [Remainder of Page Intentionally Lefe Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                                     HVIDE MARINE INCORPORATED



                                                     By:
                                                     Title:


                                                     SEABULK         TRANSMARINE
                                                     PARTNERSHIP,    LTD.,    as
                                                     Guarantor  By  its  general
                                                     partner  Seabulk   Tankers,
                                                     Ltd. By its general partner
                                                     Hvide Marine
                                                     Transport, Incorporated



                                                     By:
                                                     Title:


                      SEABULK OFFSHORE, LTD., as Guarantor
                  By its general partner Seabulk Tankers, Ltd.
           By its general partner Hvide Marine Transport, Incorporated



                                                     By:
                                                     Title:


                              HVIDE MARINE TRANSPORT, INCORPORATED, as Guarantor



                                                     By:
                                                     Title:

                      SEABULK TANKERS, LTD., as Guarantor
                    By its general partner Hvide Marine Transport, Incorporated



                                                     By:
                                                     Title:


                                   SEABULK OFFSHORE HOLDINGS, INC., as Guarantor



                                                     By:
                                                     Title:


                              SEABULK OFFSHORE INTERNATIONAL, INC., as Guarantor



                                                     By:
                                                     Title:


                                 SEABULK OCEAN SYSTEMS CORPORATION, as Guarantor



                                                     By:
                                                     Title:


                                   SUN STATE MARINE SERVICES, INC., as Guarantor



                                                     By:
                                                     Title:

                        CITIBANK, N.A., individually and as Administrative Agent



                                                     By:
                                                     Title:


                       BANKBOSTON, N.A., individually and as Documentation Agent



                                                     By:
                                                     Title:


                                                     BNY FINANCIAL CORPORATION



                                                     By:
                                                     Title:


                                                     HIBERNIA NATIONAL BANK



                                                     By:
                                                     Title:


                                                     AMSOUTH BANK



                                                     By:
                                                     Title:

                         FIRST NATIONAL BANK OF COMMERCE



                                                     By:
                                                     Title:


                         UNION BANK OF CALIFORNIA, N.A.



                                                     By:
                                                     Title:


                                                     ABN AMRO BANK, N.V.


                                                     By:
                                                     Title:


                                                     By:
                                                     Title:


                        ARAB BANKING CORPORATION (B.S.C.)



                                                     By:
                                                     Title:


                                CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH


                                                     By:
                                                     Title:


                                                     By:
                                                     Title:

                                                     FIRST UNION NATIONAL BANK



                                                     By:
                                                     Title:


                         CREDIT LYONNAIS NEW YORK BRANCH



                                                     By:
                                                     Title:


                      SOUTHTRUST BANK, NATIONAL ASSOCIATION



                                                     By:
                                                     Title:


                       SUNTRUST BANK, SOUTH FLORIDA, N.A.



                                                     By:
                                                     Title:


                         UNION PLANTERS BANK OF FLORIDA



                                                     By:
                                                     Title:

                  Each of the undersigned Guarantors hereby consents to the above Amendment and confirms its unconditional guaranty of the Obligations under the Credit Agreement, as amended hereby.

                                                 HVIDE MARINE TOWING, INC.
                                                 HVIDE MARINE TOWING
                                                     SERVICES,INC.
                                                 SEABULK CONDOR, INC.
                                                 SEABULK CORMORANT, INC.
                                                 SEABULK CARDINAL, INC.
                                                 SEABULK COOT II, INC.
                                                 SEABULK CYGNET I, INC.
                                                 SEABULK EAGLE II, INC.
                                                 SEABULK FALCON II, INC.
                                                 SEABULK GANNET I, INC.
                                                 SEABULK GANNET II, INC.
                                                 SEABULK HARRIER, INC.
                                                 SEABULK HAWAII, INC.
                                                 SEABULK KESTREL, INC.
                                                 SEABULK LARK, INC.
                                                 SEABULK MALLARD, INC.
                                                 SEABULK OFFSHORE GLOBAL
                                                     HOLDINGS, INC.
                                                 SEABULK OFFSHORE OPERATORS,
                                                     INC.
                                                 SEABULK OREGON, INC.
                                                 SEABULK OSPREY, INC.
                                                 SEABULK PENGUIN I, INC.
                                                 SEABULK PENGUIN II, INC.
                                                 SEABULK RAVEN, INC.
                                                 SEABULK ROOSTER, INC.
                                                 SEABULK SABINE, INC.
                                                 SEABULK SNIPE, INC.
                                                 SEABULK SWAN, INC.
                                                 SEABULK TOUCAN, INC.
                                                 SEABULK VERITAS, INC.
                                                 HMI OPERATORS, INC.
                                                 HVIDE MARINE INTERNATIONAL,
                                                     INC.
                                                 LONESTAR MARINE SERVICES,
                                                     INC.
                                                 OFFSHORE MARINE MANAGEMENT
                                                     INTERNATIONAL, INC.
                                                 SEABULK ALBANY, INC.
                                                 SEABULK ALKATAR, INC.
                                                 SEABULK ARABIAN, INC.
                                                 SEABULK ARZANAH, INC.
                                                 SEABULK ARCTIC EXPRESS, INC.
                                                 SEABULK ARIES II, INC.
                                                 SEABULK BARRACUDA, INC.
                                                 SEABULK BATON ROUGE, INC.
                                                 SEABULK BECKY, INC.
                                                 SEABULK BRAVO, INC.
                                                 SEABULK BUL HANIN, INC.
                                                 SEABULK CAMERON, INC.
                                                 SEABULK CAPRICORN, INC.
                                                 SEABULK CAROL, INC.
                                                 SEABULK CAROLYN, INC.
                                                 SEABULK CHAMP, INC.
                                                 SEABULK CLAIBORNE, INC.
                                                 SEABULK CLIPPER, INC.
                                                 SEABULK COMMAND, INC.
                                                 SEABULK CONSTRUCTOR, INC.
                                                 SEABULK COOT I, INC.
                                                 SEABULK CYGNET II, INC.
                                                 SEABULK DANAH, INC.
                                                 SEABULK DAYNA, INC.
                                                 SEABULK DEBBIE, INC.
                                                 SEABULK DEBORA ANN, INC.
                                                 SEABULK DEFENDER, INC.
                                                 SEABULK DIANA, INC.
                                                 SEABULK DISCOVERY, INC.
                                                 SEABULK DUKE, INC.
                                                 SEABULK EAGLE, INC.
                                                 SEABULK EMERALD, INC.
                                                 SEABULK ENERGY, INC.
                                                 SEABULK EXPLORER, INC.
                                                 SEABULK FALCON, INC.
                                                 SEABULK FREEDOM, INC.
                                                 SEABULK FULMAR, INC.
                                                 SEABULK GABRIELLE, INC.
                                                 SEABULK GAZELLE, INC.
                                                 SEABULK GIANT, INC.
                                                 SEABULK GREBE, INC.
                                                 SEABULK HABARA, INC.
                                                 SEABULK HAMOUR, INC.
                                                 SEABULK HATTA, INC.
                                                 SEABULK HAWK, INC.
                                                 SEABULK HERCULES, INC.
                                                 SEABULK HERON, INC.
                                                 SEABULK HORIZON, INC.
                                                 SEABULK HOUBARE, INC.
                                                 SEABULK IBEX, INC.
                                                 SEABULK ISABELLE, INC.
                                                 SEABULK JASPER, INC.
                                                 SEABULK JEBEL ALI, INC.
                                                 SEABULK KATIE, INC.
                                                 SEABULK KING, INC.
                                                 SEABULK KNIGHT, INC.
                                                 SEABULK LAKE EXPRESS, INC.
                                                 SEABULK LARA, INC.
                                                 SEABULK LINCOLN, INC.
                                                 SEABULK LULU, INC.
                                                 SEABULK MAINTAINER, INC.
                                                 SEABULK MARLENE, INC.
                                                 SEABULK MARTIN I, INC.
                                                 SEABULK MARTIN II, INC.
                                                 SEABULK MERLIN, INC.
                                                 SEABULK MUBARRAK, INC.
                                                 SEABULK NEPTUNE, INC.
                                                 SEABULK NIDDY, INC.
                                                 SEABULK OCEAN SYSTEMS
                                                     HOLDINGS CORPORATION
                                                 SEABULK OFFSHORE ABU DHABI,INC.
                                                 SEABULK OFFSHORE DUBAI, INC.
                                                 SEABULK ORYX, INC.
                                                 SEABULK PELICAN, INC.
                                                 SEABULK PENNY, INC.
                                                 SEABULK PERSISTENCE, INC.
                                                 SEABULK PETREL, INC.
                                                 SEABULK PLOVER, INC.
                                                 SEABULK POWER, INC.
                                                 SEABULK PRIDE, INC.
                                                 SEABULK PRINCE, INC.
                                                 SEABULK PRINCESS, INC.
                                                 SEABULK PUFFIN, INC.
                                                 SEABULK QUEEN, INC.
                                                 SEABULK SALIHU, INC.
                                                 SEABULK SAPPHIRE, INC.
                                                 SEABULK SARA, INC.
                                                 SEABULK SEAHORSE, INC.
                                                 SEABULK SENGALI, INC.
                                                 SEABULK SERVICE, INC.
                                                 SEABULK SHARI, INC.
                                                 SEABULK SHINDAGA, INC.
                                                 SEABULK SKUA I, INC.
                                                 SEABULK ST. TAMMANY, INC.
                                                 SEABULK SUHAIL, INC.
                                                 SEABULK SWIFT, INC.
                                                 SEABULK TAURUS, INC.
                                                 SEABULK TENDER, INC.
                                                 SEABULK TIMS I, INC.
                                                 SEABULK TITAN, INC.
                                                 SEABULK TOOTA, INC.
                                                 SEABULK TRADER, INC.
                                                 SEABULK TRANSMARINE II, INC.
                                                 SEABULK TREASURE ISLAND, INC.
                                                 SEABULK UMM SHAIF, INC.
                                                 SEABULK VIRGO I, INC.
                                                 SEABULK VOYAGER, INC.
                                                 SEABULK ZAKUM, INC.
                                                 SEAMARK LTD., INC.

                                                 By: __________________________
                                                     Name: Eugene F. Sweeney
                                                Title: Executive Vice President


                                                 SEABULK OFFSHORE OPERATORS
                                                        NIGERIA LIMITED
                                                 SEABULK OFFSHORE U.K., LTD.



                                                 By: __________________________
                                                     Name: Eugene F. Sweeney
                                                     Title: Director

                                                 OCEAN SPECIALTY TANKERS
                                                     CORP.


                                                 By: __________________________
                                                     Name: James Talmage
                                                     Title: Vice President

                                                 SEABULK OFFSHORE S.A.


                                                 By: __________________________
                                                     Name: Peter Nielsen
                                                     Title: Administrator

                                                 LIGHTSHIP LIMITED PARTNER
                                                     HOLDINGS, LLC


                                       By:
                                      Name:
                                     Title:

                                                 LIGHTSHIP TANKER HOLDINGS,
                                                     LLC


                                       By:
                                      Name:
                                     Title:

                                                 SEABULK OFFSHORE LIMITED


                                       By:
                                      Name:
                                     Title:

                                                 SEABULK OFFSHORE OPERATORS
                                                      TRINIDAD LIMITED


                                       By:
                                      Name:
                                     Title:

                                                 SEABULK RED TERN LIMITED


                                       By:
                                      Name:
                                     Title: